Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant customarily and actually treats and private and confidential.

Exhibit 10.3

CONDITIONAL AMENDMENT NO. 3 TO

MANUFACTURING AND COMMERCIALIZATION AGREEMENT

This Conditional Amendment No. 3 (“Amendment”) to the Agreement (as defined below) is made and entered into as of June 24, 2024 (“Amendment Effective Date”), by and between Corium Innovations, Inc., a Delaware corporation having its principal place of business at 4558 50th Street, S.E., Grand Rapids, MI 49512, including its Affiliates (“Corium”), Agile Therapeutics, Inc., a Delaware corporation, having its principal place of business at 500 College Rd. East, Suite 310 Princeton, NJ 08540, including its Affiliates (“Agile”), and Exeltis USA Inc., a New Jersey having its principle place of business at 180 Park Avenue, Suite 101, Florham Park, NJ, 07932 (“Exeltis”), in its capacity as the prospective purchaser of Agile (together, the “Parties”), and amends that certain Manufacturing and Commercialization Agreement, entered into as of April 30, 2020, by and between Corium and Agile (the “Original Agreement”), as amended by Amendment No. 1 entered into as of July 25, 2022 (“Amendment 1”) and Amendment No. 2 entered into as of May 13, 2024 (“Amendment 2”; the Original Agreement as amended by Amendment 1 and Amendment 2, the “Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

WHEREAS, Agile engaged Corium to Manufacture and supply Product to Agile in accordance with the Agreement;

WHEREAS, Corium, Agile and its prospective purchaser, Exeltis, desire to amend the Agreement, in accordance with Section 12.1 of the Agreement, to account for Exeltis’s current projected production requirements for the Product and the associated cost of goods, amongst other matters;

WHEREAS, the Parties agree that this Amendment is conditional on the closing of the Acquisition (as defined below) and that the terms recited herein will only become binding and effective at the time of the closing of the Acquisition.

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.Conditional Effectiveness of Amendment.  Other than Sections 3, 4, 6, 7, and 8 below, which shall become effective as of the Amendment Effective Date, this Amendment shall not become effective unless and until the occurrence of the closing of the acquisition of a controlling, voting majority of the outstanding shares of capital stock (at least 50% plus one share) of Agile by Exeltis (such acquisition, the “Acquisition”; and such closing, the “Closing”), provided, however, that in the event that the Closing occurs, the Amendment shall be effective and apply as of the Amendment Effective Date.  If the Closing has not occurred by December 31, 2024, this Amendment shall, upon written notice from Corium to Agile at any time thereafter, become null and void and of no further force or effect, notwithstanding any Closing of the Acquisition that may occur following such notice.
2.Amendment of Exhibits of Agreement. Exhibit A of the Agreement shall be deleted and replaced in its entirety with the version of Exhibit A in Attachment 1 hereto. Exhibit B of the Agreement shall be deleted and replaced in its entirety with the version of Exhibit B in Attachment 2 hereto.  Any capitalized terms defined in this Amendment shall have the meanings established herein for purposes of the Agreement as well as this Amendment.

3.Outstanding Invoices.  Upon the sooner of (i) Agile’s or any of its Affiliates’ receipt of any funding, debt financing, or loan proceeds from Exeltis, any Affiliate thereof, or any Third Party at the direction or request of  Exeltis or any Affiliate thereof or (ii) Closing of the Acquisition, Agile will pay Corium the amounts set forth for the Outstanding Invoices defined below.  The Parties acknowledge that Agile and Exeltis are currently negotiating a revolving promissory note to be signed concurrently with an Agreement and Plan of Merger, and that this would constitute relevant financing pursuant to paragraph (i) above. The invoices that are outstanding under the Agreement as at the Amendment Effective Date are:

[***]	$ [***]
[***]	[***]
[***]	[***]
Subtotal	$ 5,062,998.84

(together, “the Outstanding Invoices”)

If the amounts set forth above for the Outstanding Invoices have not been paid in full by July 15, 2024, Corium shall be entitled to terminate this Amendment, and render it null, void, and of no force or effect, upon written notice to Agile and Exeltis.  For clarity, notwithstanding anything to the contrary, and without limitation of the preceding portion of this Section 3, to the extent the amounts set forth in the Outstanding Invoices have not been paid before Closing, the balance thereof shall be paid by Agile upon Closing.

4.Additional Batches/[***] Purchase Order.  The Parties agree that (i) Additional Batches [***] will only be placed into production upon full payment from Agile for each batch, priced at [***], (ii) Corium shall not have any obligation with respect to such batches unless and until such payment is made by Agile, and (iii) Exeltis will be responsible to Corium for payment in respect of the below purchase order to be issued to [***] by Agile on [***] relating [***], and in the event that the Transaction does not Close then Exeltis will take possession of all right, title and interest [***] to be supplied to Agile in fulfillment of the below referenced purchase order.
Part Number	Item	Qty	Total Cost
[***]	[***]	[***]	[***]

5.Waiver and Release.  Corium hereby represents and warrants that (i) it is not aware of any material breach by Agile of the Agreement prior to the Amendment Effective Date and (ii) the Outstanding Invoices constitute the sole outstanding payments due by Agile to Corium as of the Amendment Effective Date under Article 4 of the Agreement. Accordingly, Corium hereby releases Agile and Exeltis from any liability, and waives any right to claim, demand or seek remedies from Agile and/or Exeltis, regarding (i) any material breach of the Agreement by Agile prior to the Amendment Effective Date of which Corium is aware and (ii) outstanding payments due by Agile to Corium as of the Amendment Effective Date under Article 4 of the Agreement, including but not limited to compliance with Guaranteed Minimum Bill Revenue to which Agile might have been obliged under the Agreement.
6.Integration.  This Amendment supersedes all proposals, oral or written, all negotiations, conversations, and discussions between the parties relating to the subject matter of this Amendment and all past dealing and industry custom. This Amendment shall be integrated in and form part of the Agreement upon execution, which Agreement the Parties acknowledge and agree remains in full force and effect as of the Amendment Effective Date.
7.Survival.  All terms and conditions of the Agreement shall remain unchanged except as modified in this Amendment; and the terms of the Agreement, as modified by this Amendment, are hereby ratified and confirmed. Except as set forth in Sections 2 and 5 (which shall become effective only upon Closing (but with effectiveness upon such Closing to the Amendment Effective Date) and Section 3 and 4 (which are immediately effective upon the Amendment Effective Date), no other term of the Agreement is amended or modified in any manner. Where the terms of the Agreement conflict with those of this Amendment, however, the terms of this Amendment shall control only with respect to the conflict.
8.Applicable Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page to follow.]

IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this Amendment to be duly executed.

Exeltis USA, Inc.
By:	/s/ Robert Spina
Name:	Robert Spina
Title:	President
Date:	6/25/24

Corium, Inc.		Agile Therapeutics, Inc.
By:	/s/ Mark Sirgo	By:	/s/ Al Altomari
Name:	Mark Sirgo	Name:	Al Altomari
Title:	President	Title:	Chairperson and CEO
Date:	6/25/24	Date:	6/25/24

ATTACHMENT 1

Exhibit A

Guaranteed Minimum Billed Revenue

[***]

ATTACHMENT 2

Exhibit B

Commercial Terms

[***]